SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                                                           58-2342021
-------------------------                                          (IRS Employer
(State of Incorporation)                                     Identification No.)


420 Lexington Avenue                                                       10170
Suite 518                                                                  -----
New York, NY                                                          (Zip Code)
(Address of principal executive offices)


If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section  12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective
to General Instruction A.(c), please      pursuant to General Instruction A.(d),
check the following box. [ ]              please check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-120412

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to registered pursuant to Section 12 (g) of the Act:

Common Stock, par value $.01 per share

Redeemable Common Stock Purchase Warrants


Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The information contained under the heading entitled "DESCRIPTION OF SECURITIES" - "Common Stock" and "Purchase Warrants" of the Prospectus included in the Registrant's Registration Statement on Form S-1 (Registration No.
                  333-120412), as amended, filed with the Securities and Exchange Commission, is hereby incorporated herein by reference.

Item 2. EXHIBITS.

                  1. Certificate of Incorporation, as amended (a)

                  2. Bylaws of Registrant (b)

                  3. Form of Warrant Agreement with Continental Stock Transfer &
                     Trust Company (c)

                  4. Form of Common Stock Certificate (d)

                  5. Form of Redeemable Common Stock Purchase Warrant (e)

(a) Filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-120412), as amended, and incorporated herein by reference.

(b) Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-120412), incorporated herein by reference.

(c) Filed as Exhibit 1.5 to the Registrant's Registration Statement or Form S-1 (Registration No.: 333-120412), as amended, and incorporated herein by reference.

(d) To be Filed as Exhibit 1.6 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-120412), as amended, and incorporated herein by reference.

(e)      To be Filed as Exhibit 1.7 to the Registrant's  Registration  Statement
         on  Form  S-1  (Registration   No.:   333-120412),   as  amended,   and
         incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           FUSION TELECOMMUNICATIONS
                                           INTERNATIONAL, INC.
                                           (Registrant)

Dated: January 24, 2005                    By: Matthew D. Rosen
                                               ----------------
                                           Matthew D. Rosen
                                           President and Chief Operating Officer